Exhibit 10.20C

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

FOURTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This Fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Comcast Cable Communications Management, LLC, a Delaware Limited Liability Company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated March 17, 2004, as subsequently amended by the parties (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Effective on January 1, 2005, the following amendments are made to the Agreement:

a.	The terms “non-rated telephony services” and “Non-Rated Telephony” shall be replaced with “residential voice services” and “Residential Voice”, respectively, throughout the Agreement.

b.	The residential voice services described in Attachment A hereto shall be added as a new Exhibit C-5 to the “Recurring Services” set forth in Schedule C.

c.	*** **** *** *** *** ********* *********** *** ***** ******* *** ***** ***** ** ******** *, ******* *.* ***** ** ******* *** ******** **** *** *********:

*. *** *** ***-***** ***** *** ***-***** ****-***** **** *** ********** *****

*********** ** ****/**** ** *******	*** *** ******** **** ** ****	*** *** ******** **** ** ****	*** *** ******** **** ** ****	*** *** ******** **** ** ****
**** *** *** *** ********* *********** (*** ********* **********)	****	****	****	****

d.	*** ******* ** *** *********** ** *** ******* *** ******* ********* ** *** *** ** ******* *.* ***** ** ******* ** ********* “****” **** “****”, ****** *** ********* *********** ***** ** ****. ***********, *** ***** **** *** **** ****, ***** *** *******, ***** ** ****, ******* ** ****.

e.	The parties agree that except as set forth above in item c. and item d., the remainder of Section I.A of Schedule F shall remain unchanged.

f.	The following items shall be added to Section I.B of Schedule F:

•	***** **** ** *** ******* *********** **** **** ** *** ** ** ******* ******** ********* ***, ******, ***.

•	******* ********** ******* ********** **** *** ******** ** *** ******* ***** ************ ********* **** **** ** ******** ** ******** ** ******* *** ************ ** ***** ****** ******** * **** ***** ** ********’*. ***** ** ******** * ** *** ****** ********* ******** ******* **, **** *** *** **** ********** **** ******* ** ******** ********** *** ************* ******* *** ******* **** **** ** ******* **********.

•	******* ********** ******* ********** **** *** ******** ** *** ***** ********* **** **** ** ******** ** ******* ******* ******* *********** **** **** ** ******** ** *** **** ** ******** *********** ** ********’*. ***** ** ******** * ** *** ****** ********* ******** ******* **, **** *** *** **** ********** **** ******* ** ******** ********** *** ************* ******* *** ******* **** **** ** ******* **********.

05/04/05	1	#209-4596
CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

•	***** ***** ********** ******** ********* ********** ** ***’* ******* ** ******* ******* *********** **** ********’* ******** ***********. ******** **** *******, **** *** ********** ********, ******* *********, *** ******** ******* ********* *********. ***** ** ******** *

•	** *** ****** ********* ******** ******* **, **** *** *** **** ********** **** **** ******* *** ******** ****** *** ********* **** **** ** ******* **********.

•	******* ********** ******* ********** **** *** ******** ** *** ******** ***** ***** ************ ********* *** *** ******** ** *** ******* ***** ***** ************ ********* **** **** ** ******** ** ******** ** ******* *** ***** ***** ************ ******* ******* * ***** ***** ** ********’*. ***** ** ******** * ** *** ****** ********* ******** ******* **, **** *** *** **** ********** **** ******* ** ******** ********** *** ************* ******* *** ******* **** **** ** ******* **********.

•	******* ********** ******* ********** **** *** ******** ** *** ***** **** ********* ** * ***** ***** ** ********’* **** **** ** ******** ** ******** ** ******* ********* ** ************ ***********. ***** ** ******** * ** *** ****** ********* ******** ******* **, **** *** *** **** ********** **** ******* ** ******** ********** *** ************* ******* *** ******* **** **** ** ******* **********.

•	******* ********** ******* ********** **** *** ******** ** *** ***** ****** ***** (******* *******) ********* **** **** ** ******** ** ******** ** ******* *** **** ** ******** ******* *** ***** *********** **** *** ** ** ******** *********** ** ********’*.

•	******** ********* – ******* *********** ***** ******* **********. ***** ** *** **** *** ***** ** ********* * ***** *** *** **** ********** **** *****, **** *******, *** ******** **** **** ** ******* **********.

g.	*** “****” ** *** *** ** ******* ** ** ******** * ** *** ********* ********* **** “********* ******** ******** ** *** ***…” ** ******** ** ********* ******** ** ******* ** *** ********.

h.	Addendum B in the Second Amendment executed October 11, 2004, Section 1. *** ****** ******* for residential voice services shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee

1. Third Party Communication Software for residential voice services (*** ** ** ***** ******** ***** ********** *****) (Note 2)	Monthly	*	***

Note 2: *** ****** ** *********** ***** ******** ** **** ** ********’* ******* **** ***** **** ******* ******; ************, ***** ******** (*****) ********** ***** **** *** ** ***** ***** ***** ************* ******** **** ********* ** **** *********. *********, *** ****** ** ****** **** *** ********** ****, *** ***** ****** ** **** *** ***** ** ********** *****. ** *** ***** *** ***** ****** ** ********** ***** ******* ***** ******** ***** ** *** *****, ******** ***** ** ******* **** *** ********** ********* ***** ******** *****.

2.	The significant items that are to be provided and supported by Customer in their overall voice solution and that are not a part of CSG’s on going support, functionality, or responsibility are set forth in Addendum B of the Second Amendment executed October 11, 2004 and are the responsibility of Customer.

3.	Development services, implementation and setup services, certification services, test environment set up and support requirements, and the associated fees in relation to Residential Voice, shall be set forth in a mutually agreed upon Statement of Work or Amendment to the Agreement.

4.	******** *, ******* **. *** ******* ***** *** ******** ************* *** ***** ******** ***** *** ******** ******** ***** ** ******* ** *** ******** *** ******* **** *** *********:

IV.	*** ******* ***** *** ******** ************* *** ***** ********

Description of Item/Unit of Measure	Frequency	Fee
1. ***** *** ******** *************	*** *******	****

a) *** *** **** * **** ********** (**** ******/*********) ***** ***/** ******* **/**** *** ******** ******* ******** ********* (*** **********) (**** *)	*** *******	****

b) *** *** **** **** ********** (**** ******/*********) ***** ***/** ******* **/**** * *** ******* ******** ********* (*** **********)

2. ******** ****** ****** (**** *)

a) ***** (*** ********)	*** *******	(**** **)

b) **** (*** ********)	*******	****

05/04/05	2	#209-4596
CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Description of Item/Unit of Measure	Frequency	Fee
c) **** ******* (*** ********) (**** **** *** ********)	*******	****
3. ******** ******** *********** ****** ****** (**** *)
a) ***** (*** ********)	*** *******	(**** **)
b) **** ******* (*** ********) (**** **** *** ********)	*******	****
4. ******** ****-***** **** ******* (**** *)	*** *******	(**** **)
a) ***** (*** ********)
5. ******** ********* ********** ******* (**** *)
a) ***** (*** ********* ********** ******, *** ********)	*** *******	(**** **)
6. ******** ********** ******** (**** *)
a) ***** (*** ********)	*** *******	(**** **)
b) **** ******* (*** ********) (**** ***. *** ********)	*******
7. ******** ******* ******
a) *** (** ****) *********** (**** *)
— **********(*** ********* **********) (**** ***. *** ********)	*** *******	****
— **********(*** ********* *********)(*** *** *** *******)	*******	****
b) ******** ******** ****** ***********
— *****(*** ********) (**** *)	*** *******	****
8. ********** *** ***** (*** *** ******) (**** *)	*******	****
9. ******* *********** *** ******* (*** ****) (**** *)	*** *******	****
10. ******** ***** ******** ******
a) **** ******* (*** ********) (**** ***. *** ********)	*******	****
11. ******** ******** ******** ****** (**** *)
a) ***** (*** ****)	*** *******	****
12. ******** ******/******** ******* ** *** ********** ***** ******
a) ***** (*** ********)	*** *******	(**** **)
b) **** ******* (*** ********) (**** ***. *** ********)	*******	****
13. ******** *********** ***** ******* – *******
a) ***** (*** ********)	*** *******	(**** **)
b) **** ******* (*** ********) (**** ***. *** ********)	*******	****

**** 1: *** ******** ************ ****, *** ********’* ****** ********** **** **** ** ***** ** *** ******** ******* ******** ********* ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* ***** ***/** ******** ************ ******** *** *** ****** ********** ********** ** *** ********** ** ***, *** ***** *** ******** ************ **** **** *****. *** ***** *** ******** ************ ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** 2: *****-*** ****** ** ******** ****** **** *** *** **** ******. ******** **** ****** ******** ** ** ******* *****. ********* ****** ****** ****** ***** *** **** *****-***.

**** 3: ****** **** ***** ** ******** *********** ****** *********. ******** *** ******** ************ ********* *** ********** ******** ********* ***** *** ****. ******** *** ***** ** ** *** **** ** ****.

**** 4: ****-***** **** ******** **** ********** **** *** ****-***** **** **********’* ******** ****** ******* *** ******** ******** *********. **** ********* ** ******** ** ********* *** ***-***** ****-***** **** ********.

**** 5: ********* ********** **** ********. **** ********* ** ******** *** ******** ***’* ********* ********** *******.

**** 6: **** ***** ********** ******** *********** **** **** ***** *********. ******** ********* *** ********* **** ***** ** ********** **** *** ******** ****.

**** 7: *** **** ******** ********’* ******* *** ******* ******* **** **** *** ********** *** *** ****** ********** **** ** ******** *** ***** ** ********’* ***** **********-**** ******* ***, *** ** ******** ****** *********’* ***** *** *********. ******* *** ******* ******* ***** ** ******** ** ********.

**** 8: *** *********** *** ******* ******** (*.*., ********** ***-********* ********/******** ***********, *************** ******** ********/******** *********** (***** **** ** **** *** ********** ************), **-**** ******* ** ********* ** ********, *** ***** ***********) *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** 9: ******* *** (** ****) *********** *** ******* ********** *********** *** *********** ******** ** **** *******.

**** 10: ********** **** *** ***** ** ******** ******** ******* ****** ** * ***** ***** **** *** ********* **** ****.

**** 11: *** ***** *** ***** ******** ** *** ***** ******** ** ***** ** ****** ** *** ***’* *** (** ****) ***********.

**** 12: *** ***** (*** ********) *** ******** ****** ******, ******** ******** *********** ****** ******, ******** ****-***** **** *******, ******** ********* ********** *******, ******** ********** ********, ******** ***** ******** ******, ******** ******/******** ******* ** *** ********** ***** ******, *** ******** *********** ***** ******* **** ** ******** * **** **** ********** ***** ***/** ******* **/**** *** ******** ******* ******** ********* ***, ** ********** **** ******* 1.*) ** *** ***** *****. *** ************* ********; * ******* *** ******* *** ** *** ***** ** *** ******.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (“Effective Date”).

CSG SYSTEMS, INC. (“CSG”)		COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ D H Richardson

Name:	Edward C. Nafus	Name:	D H Richardson

Title:	President, BBS	Title:	SVP Administration

Date:	1/3/05	Date:	1/3/05

05/04/05	3	#209-4596
CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Attachment A

Exhibit C-5

Residential Voice Services

Residential Voice Services and Functionality. Customer shall receive the following Residential Voice Services and Functionality:

1.	ACSR Module for Telephony. ACSR is required for the Telephony Services Functionality described below. The services include the infrastructure required to support a Telephony Service Offering and the required interactions with the core billing engine, CCS. ACSR module for Telephony provides the Graphic User Interface for managing customer care functions and processes. **** *** **** ****** *** ********* *** ******** ** *** ** ******** *** *** ******** ** *** ***.

2.	Service Delivery System (SDS). Supports service initiation and triggering of the service order distribution API after an order is created, and supports order versioning. Utilizing a Work Flow Manager SDS creates an ordered set of tasks (work plan) and then schedules and tracks these tasks to completion. Tasks defined by the client are manual and are completely user definable. CSG shall also support the creation and installation of automatic tasks such as the initiating of the service order distribution interface to feed down stream OSS and Provisioning Systems. ******* *** *** ** ******** ** *** ***.

a.	Telephony Features (as applicable). ACSR module for Telephony can be configured to include the data structures necessary to collect the information for service providers operating in a local facilities based service offering. ACSR module for Telephony does not provide for automated point-to-point interfaces to 3rd party trading partners in the base package.

•	E911
•	CARE
•	LIDB/CNAM
•	Local Number Portability
•	Directory Listing
•	Directory Assistance/Operator Services
•	Calling Card
•	Switch Provisioning
•	Voice Mail

b.	Automated Interfaces. The following automated interfaces are included in the Residential Voice Services:

•	Service Order Distribution – utilized by Customer to support provisioning of voice orders through Jacobs Rimmell (“JR”)

•	Third Party Verification – utilized by Customer to support the third party verification process through Istonish

•	Write Back Interface to JR – utilized by Customer to support capturing provisioning information

•	Usage Guide (Account Profile) – utilized by Customer to support the feed of customer account and order information from ACPV to Neptune

*** ******* ********** *** ******* **** ********** **** ***** ********** *** ******** ** *** ***. Installation fees may vary depending on the complexity of the interface. Fees for updates to existing interfaces and configuration changes and testing are set forth in Addendum B of the Second Amendment.

05/04/05	4	#209-4596
CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

3.	Event Processing Systems (EPS). The Event Processing System provides support for the processing of summary billing information from Neptune. Charges for EPS are set forth in Schedule F as amended herein. EPS does not provide for the polling and collection of events from network elements.

a.	Usage Interfaces. ***** ***** ********** ******** *** ******** ** *** ***. Call plan setups and other ancillary charges associated with usage processing are set forth in Addendum B of the Second Amendment. In addition, fees for updates to existing interfaces and configuration changes and testing are set forth in Addendum B of the Second Amendment.

4.	Application Administration. Provides CSG and the client the capability to establish, modify and maintain the additional rules tables and data structures required to operate the system. Provides a Graphic User Interface to perform these functions. Includes the following capabilities.

a.	Product Catalog Setup and Maintenance (includes voice configuration in back office and CCS)

b.	Address parsing and storage

c.	Management of Numbering Resources (i.e. Telephony Numbers) and their geographic availability

d.	Management of Service Availability

e.	SDS Application Administration (includes support to set up automated interfaces described in paragraph 2.b above)

f.	EPS Application Administration

05/04/05	5	#209-4596
CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES